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                                                                  Exhibit 10.48



                               AMENDMENT NO. 3 TO
                          LOAN AND SECURITY AGREEMENT

         THIS AMENDMENT NO. 3 TO LOAN AND SECURITY AGREEMENT ("Amendment") is dated as of July 15, 1999 and is entered into by and between Bank of America National Trust and Savings Association ("Lender") and Paradyne Corporation ("Borrower"). All capitalized terms used herein but not otherwise defined shall have the meanings ascribed to them in the Agreement (as hereinafter defined).

                                   WITNESSETH

         WHEREAS, the Borrower and the Lender have entered into that certain Loan and Security Agreement dated as of July 31, 1996, as amended and supplemented (the "Agreement"); and

         WHEREAS, the Borrower desires to amend the Agreement and the Lender is willing to do so, subject to the terms and conditions stated herein;

         NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Borrower and Lender hereby agree as follows:

         SECTION 1. Amendment to the Agreement. The Lender and Borrower agree that the Agreement shall be amended as follows:

                  A. Amendments to Section 1.1: Definitions. Section 1.1 of the Agreement is amended by adding the following definitions in the appropriate alphabetical order:

                  "'Change of Control' means (a) the direct or indirect acquisition by any person (as such term is used in Section 13(d) and Section 14(d)(2) of the Exchange Act), or related persons constituting a group (as such term is used in Rule 13d-5 under the Exchange Act), of:

                  (i) beneficial ownership of issued and outstanding shares of voting stock of the Borrower, the result of which acquisition is that such person or such group possesses in excess of 30% of the combined voting power of all then-issued and outstanding voting stock of the Borrower, or

                  (ii) the power to elect, appoint or cause the election or appointment of at least a majority of the members of the Board of Directors of the Borrower.

                  provided however, that for purposes of this definition, a person shall not include (a) Paradyne Networks, Inc. or any affiliate or direct or indirect subsidiary thereof or (b) any of the General and Limited Partners of Communications Partners, L.P. or any affiliate of or entity associated with such General or Limited Partners."

                  "'Exchange Act' means the Securities Exchange Act of 1934, and regulations promulgated thereunder."


                  B. Amendment to Section 12. Section 12(o) of the Agreement is amended in its entirety to read as follows:

                  "(o)     there occurs a Change of Control;"



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                  C.       Amendment to Name of Lender. Effective as of April
         1, 1999, Bank of America National Trust and Savings Association became the successor-in-interest to BankAmerica Business Credit, Inc. All references in the Agreement and in each Loan Document to "BankAmerica Business Credit, Inc." or "BABC" are now amended to refer to "Bank of America National Trust and Savings Association" which is the "Lender" under the Agreement and the other Loan Documents.

SECTION 2.       Consents. The Lender hereby consents to the following:

                  The non-cash dividend in the amount of approximately $350,000 by the Borrower to Globespan, Inc. which was caused by the sale of certain equipment by the Borrower to Globespan, Inc.

SECTION 3.Conditions.      The effectiveness of this Amendment is subject to
the satisfaction of the following conditions precedent:

                  A. Amendment. Fully executed copies of this Amendment signed by the Borrower and a ratification signed by the Guarantor shall be delivered to Lender.

                  B. Resolution. A certificate executed by the Secretary or Assistant Secretary of Borrower certifying that the Borrower's Board of Directors has adopted resolutions authorizing the execution, delivery and performance by Borrower of the Amendment shall be delivered to Lender.

                  C. Other Documents. Borrower shall have executed and delivered to Lender such other documents and instruments as Lender may require.

SECTION 4.        Miscellaneous.

                  A. Survival of Representations and Warranties. All representations and warranties made in the Agreement or any other document or documents relating thereto, including, without limitation, any Loan Document furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by Lender or any closing shall affect the representations and warranties or the right of Lender to rely thereon.

                  B. Reference to Agreement. The Agreement, each of the Loan Documents, and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof, or pursuant to the terms of the Agreement as amended hereby, are hereby amended so that any reference therein to the Agreement shall mean a reference to the Agreement as amended hereby.

                  C. Agreement Remains in Effect. The Agreement and the Loan Documents remain in full force and effect and the Borrower ratifies and confirms its agreements and covenants contained therein. The Borrower hereby confirms that, after giving effect to this Amendment, no Event of Default or Default exists as of such date.

                  D. Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this




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         Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

                  E. APPLICABLE LAW. THIS AMENDMENT AND ALL OTHER LOAN DOCUMENTS EXECUTED PURSUANT HERETO SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN THE STATE OF CALIFORNIA AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA.

                  F. Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of Lender and Borrower and their respective successors and assigns; provided, however, that Borrower may not assign or transfer any of its rights or obligations hereunder without the prior written consent of Lender.

                  G. Counterparts. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

                  H. Headings. The headings, captions and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

                  I. NO ORAL AGREEMENTS. THIS AMENDMENT, TOGETHER WITH THE OTHER LOAN DOCUMENTS AS WRITTEN, REPRESENTS THE FINAL AGREEMENT BETWEEN LENDER AND BORROWER AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN LENDER AND BORROWER.

         IN WITNESS WHEREOF, the parties have executed this Amendment under seal on the date first written above.

                                      PARADYNE CORPORATION


                                      By: /s/ James Slattery
                                         --------------------------------------
                                      Name:   James Slattery
                                      Title:  Senior Vice President



                                      BANK OF AMERICA NATIONAL TRUST AND
                                      SAVINGS ASSOCIATION


                                      By: /s/ Gary Whitaker
                                         --------------------------------------
                                      Name:   Gary Whitaker
                                      Title:  Vice President



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                          CONSENTS AND REAFFIRMATIONS

         The undersigned hereby consents to the terms and conditions of that Amendment No. 3 to Loan and Security Agreement dated as of July 15, 1999, between Paradyne Corporation and Bank of America National Trust and Savings Association ("Creditor") and reaffirms its obligations under a Guaranty dated as of July 31, 1996 (the "Guaranty") made by the undersigned in favor of the Creditor and acknowledges and agrees that the Guaranty remains in full force and effect.

         Dated as of July 15, 1999.

                                      PARADYNE CANADA, LTD.



                                      By: /s/ James Slattery
                                         --------------------------------------
                                      Name:   James Slattery
                                      Title:  Senior Vice President




















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                              PARADYNE CORPORATION


                            SECRETARY'S CERTIFICATE


         The undersigned, Secretary of Paradyne Corporation, a corporation organized under the laws of the state of Delaware, hereby certifies that by action of the Board or Directors of Paradyne Corporation, the following resolutions were adopted by unanimous written consent of all of the Directors of the Company. Said resolutions were adopted as of July 16, 1999 and remain in full force and effect as of the date of this certificate.

                  NOW, THEREFORE, BE IT RESOLVED, that this Company shall enter into an Amendment No. 3 to its Loan and Security Agreement with Bank of America National Trust and Savings Association, and

                  RESOLVED FURTHER, that the officers of the Company be, and each of them hereby is, authorized and directed to execute and deliver on behalf of this Company such amendments and documents and to perform such acts and make such filings as may be deemed necessary or advisable to implement the foregoing resolution.


         IN WITNESS WHEREOF, I have hereunto set my hand and seal of said Paradyne Corporation, this 16th day of July 1999.




                                         (ILLEGIBLE SIGNATURE)
                                        ---------------------------------------
(SEAL)                                  Secretary



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